Exhibit 99.3

Owens-Illinois, Inc.

Unaudited Pro Forma Reconciliation of Earnings from Continuing Operations Attributable to the Company to Adjusted Net Earnings

The information presented below regarding adjusted net earnings, giving effect to the expropriation of the Venezuelan operations as if the disposition had been completed as of January 1, 2009, relates to net earnings attributable to the Company exclusive of items management considers not representative of ongoing operations and does not conform to U.S. generally accepted accounting principles (GAAP). It should not be construed as an alternative to the reported results determined in accordance with GAAP. Management has included this non-GAAP information to assist in understanding the comparability of results of ongoing operations.  Management uses this non-GAAP information principally for internal reporting, forecasting, budgeting and calculating bonus payments.  Management believes that the non-GAAP presentation allows the board of directors, management, investors and analysts to better understand the Company’s financial performance in relationship to continuing operating results.

Owens-Illinois, Inc.

Unaudited Pro Forma Reconciliation of Earnings from Continuing Operations Attributable to the Company to Adjusted Net Earnings for the Three and Nine Months Ended September 30, 2010

	Three months ended September 30, 2010
	As Reported		Pro Forma Adjustments		Pro Forma Adjusted
Dollars in millions, except per share amounts	Earnings	EPS	Earnings	EPS	Earnings	EPS
Earnings from continuing operations attributable to the Company	$138.7	$0.84	$11.3	$0.07	$127.4	$0.77

Items that management considers not representative of ongoing operations consistent with Segment Operating Profit
• Charges for acquisition transaction costs and fair value inventory adjustments	9.4	0.06			9.4	0.06
Adjusted net earnings	$148.1	$0.90	$11.3	$0.07	$136.8	$0.83

	Nine months ended September 30, 2010
	As Reported		Pro Forma Adjustments		Pro Forma Adjusted
Dollars in millions, except per share amounts	Earnings	EPS	Earnings	EPS	Earnings	EPS
Earnings from continuing operations attributable to the Company	$365.1	$2.18	$23.6	$0.14	$341.5	$2.04

Items that management considers not representative of ongoing operations consistent with Segment Operating Profit
• Charges for acquisition transaction costs and fair value inventory adjustments	9.4	0.06			9.4	0.06
• Charges for restructuring and asset impairment	7.9	0.05			7.9	0.05
Adjusted net earnings	$382.4	$2.29	$23.6	$0.14	$358.8	$2.15

Owens-Illinois, Inc.

Unaudited Pro Forma Reconciliation of Earnings from Continuing Operations Attributable to the Company to Adjusted Net Earnings for the Three and Six Months Ended June 30, 2010

	Three months ended June 30, 2010
	As Reported		Pro Forma Adjustments		Pro Forma Adjusted
Dollars in millions, except per share amounts	Earnings	EPS	Earnings	EPS	Earnings	EPS
Earnings from continuing operations attributable to the Company	$141.1	$0.85	$9.1	$0.06	$132.0	$0.79

Items that management considers not representative of ongoing operations consistent with Segment Operating Profit
• Charges for restructuring and asset impairment	7.9	0.05			7.9	0.05
Adjusted net earnings	$149.0	$0.90	$9.1	$0.06	$139.9	$0.84

	Six months ended June 30, 2010
	As Reported		Pro Forma Adjustments		Pro Forma Adjusted
Dollars in millions, except per share amounts	Earnings	EPS	Earnings	EPS	Earnings	EPS
Earnings from continuing operations attributable to the Company	$226.4	$1.34	$12.3	$0.07	$214.1	$1.27

Items that management considers not representative of ongoing operations consistent with Segment Operating Profit
• Charges for restructuring and asset impairment	7.9	0.05			7.9	0.05
Adjusted net earnings	$234.3	$1.39	$12.3	$0.07	$222.0	$1.32

Owens-Illinois, Inc.

Unaudited Pro Forma Reconciliation of Earnings from Continuing Operations Attributable to the Company to Adjusted Net Earnings for the Three Months Ended March 31, 2010

	Three months ended March 31, 2010
	As Reported		Pro Forma Adjustments		Pro Forma Adjusted
Dollars in millions, except per share amounts	Earnings	EPS	Earnings	EPS	Earnings	EPS
Earnings from continuing operations attributable to the Company	$85.3	$0.50	$3.2	$0.02	$82.1	$0.48

Items that management considers not representative of ongoing operations consistent with Segment Operating Profit
• None
Adjusted net earnings	$85.3	$0.50	$3.2	$0.02	$82.1	$0.48

Owens-Illinois, Inc.

Unaudited Pro Forma Reconciliation of Earnings from Continuing Operations Attributable to the Company to Adjusted Net Earnings for the Three Months and Year Ended December 31, 2009

	Three months ended December 31, 2009
	As Reported		Pro Forma Adjustments		Pro Forma Adjusted
Dollars in millions, except per share amounts	Earnings	EPS	Earnings	EPS	Earnings	EPS
Earnings (loss) from continuing operations attributable to the Company	$(159.3)	$(0.95)	$9.9	$0.06	$(169.2)	$(1.01)

Items that management considers not representative of ongoing operations consistent with Segment Operating Profit
• Charges for asbestos-related costs	180.0	1.06			180.0	1.06
• Charges for restructuring and asset impairment	93.8	0.55	0.1		93.7	0.55
• Charges for Venezuela currency remeasurement	17.6	0.10	0.3	—	17.3	0.10
• Non-cash tax benefit transferred from other comprehensive income (equity)	(47.9)	(0.28)			(47.9)	(0.28)
• Dilutive effect of options and other		0.01				0.01
Adjusted net earnings	$84.2	$0.49	$10.3	$0.06	$73.9	$0.43

	Year ended December 31, 2009
	As Reported		Pro Forma Adjustments		Pro Forma Adjusted
Dollars in millions, except per share amounts	Earnings	EPS	Earnings	EPS	Earnings	EPS
Earnings (loss) from continuing operations attributable to the Company	$161.8	$0.95	$51.6	$0.30	$110.2	$0.65

Items that management considers not representative of ongoing operations consistent with Segment Operating Profit
• Charges for asbestos-related costs	180.0	1.06			180.0	1.06
• Charges for restructuring and asset impairment	182.8	1.07	3.2	0.02	179.5	1.05
• Charges for Venezuela currency remeasurement	17.6	0.10	0.3	—	17.3	0.10
• Charges for note repurchase premiums and write-off of finance fees	5.2	0.03			5.2	0.03
• Non-cash tax benefit transferred from other comprehensive income (equity)	(47.9)	(0.28)			(47.9)	(0.28)
Adjusted net earnings	$499.5	$2.93	$55.2	$0.32	$444.3	$2.61

Owens-Illinois, Inc.

Unaudited Pro Forma Reconciliation of Earnings from Continuing Operations Attributable to the Company to Adjusted Net Earnings for the Three and Nine Months Ended September 30, 2009

	Three months ended September 30, 2009
	As Reported		Pro Forma Adjustments		Pro Forma Adjusted
Dollars in millions, except per share amounts	Earnings	EPS	Earnings	EPS	Earnings	EPS
Earnings from continuing operations attributable to the Company	$126.7	$0.74	$7.2	$0.04	$119.5	$0.70

Items that management considers not representative of ongoing operations consistent with Segment Operating Profit
• Charges for restructuring and asset impairment	36.0	0.21	3.2	0.02	32.8	0.19
Adjusted net earnings	$162.7	$0.95	$10.4	$0.06	$152.3	$0.89

	Nine months ended September 30, 2009
	As Reported		Pro Forma Adjustments		Pro Forma Adjusted
Dollars in millions, except per share amounts	Earnings	EPS	Earnings	EPS	Earnings	EPS
Earnings from continuing operations attributable to the Company	$321.1	$1.89	$41.7	$0.25	$279.4	$1.64

Items that management considers not representative of ongoing operations consistent with Segment Operating Profit
• Charges for restructuring and asset impairment	88.9	0.52	3.2	0.02	85.7	0.50
• Charges for note repurchase premiums and write-off of finance fees	5.2	0.03			5.2	0.03
Adjusted net earnings	$415.2	$2.44	$44.9	$0.27	$370.3	$2.17

Owens-Illinois, Inc.

Unaudited Pro Forma Reconciliation of Earnings from Continuing Operations Attributable to the Company to Adjusted Net Earnings for the Three and Six Months Ended June 30, 2009

	Three months ended June 30, 2009
	As Reported		Pro Forma Adjustments		Pro Forma Adjusted
Dollars in millions, except per share amounts	Earnings	EPS	Earnings	EPS	Earnings	EPS
Earnings from continuing operations attributable to the Company	$149.3	$0.88	$17.2	$0.10	$132.1	$0.78

Items that management considers not representative of ongoing operations consistent with Segment Operating Profit
• Charges for restructuring and asset impairment	5.2	0.03			5.2	0.03
• Charges for note repurchase premiums and write-off of finance fees	5.2	0.03			5.2	0.03
Adjusted net earnings	$159.7	$0.94	$17.2	$0.10	$142.5	$0.84

	Six months ended June 30, 2009
	As Reported		Pro Forma Adjustments		Pro Forma Adjusted
Dollars in millions, except per share amounts	Earnings	EPS	Earnings	EPS	Earnings	EPS
Earnings from continuing operations attributable to the Company	$194.4	$1.15	$34.5	$0.21	$159.9	$0.94

Items that management considers not representative of ongoing operations consistent with Segment Operating Profit
• Charges for restructuring and asset impairment	52.9	0.31			52.9	0.31
• Charges for note repurchase premiums and write-off of finance fees	5.2	0.03			5.2	0.03
Adjusted net earnings	$252.5	$1.49	$34.5	$0.21	$218.0	$1.28

Owens-Illinois, Inc.

Unaudited Pro Forma Reconciliation of Earnings from Continuing Operations Attributable to the Company to Adjusted Net Earnings for the Three Months Ended March 31, 2009

	Three months ended March 31, 2009
	As Reported		Pro Forma Adjustments		Pro Forma Adjusted
Dollars in millions, except per share amounts	Earnings	EPS	Earnings	EPS	Earnings	EPS
Earnings from continuing operations attributable to the Company	$45.1	$0.27	$17.3	$0.10	$27.8	$0.17

Items that management considers not representative of ongoing operations consistent with Segment Operating Profit
• Charges for restructuring and asset impairment	47.7	0.28			47.7	0.28
Adjusted net earnings	$92.8	$0.55	$17.3	$0.10	$75.5	$0.45